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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                    8x8, Inc.
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             (Exact name of Registrant as specified in its charter)



                Delaware                              77-0142404
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  (State of incorporation or organization) (I.R.S. Employer Identification No.)




     2445 Mission College Blvd., Santa Clara, CA                  95054
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      (Address of principal executive offices)                  (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.001 PAR VALUE
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                                (Title of Class)
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Item 1.           Description of Registrant's Securities to be Registered

                  Incorporated by reference to Description of Capital Stock section and Shares Eligible for Future Sale section on pages 50 - 53 of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 6, 1996 (file number 333-15627) (the " S-1 Registration Statement").

Item 2.           Exhibits

                  The following exhibits are filed as a part of this S-1 Registration Statement:

                  *1. Certificate of Incorporation of Registrant, as amended.

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*    Incorporated by reference to Exhibits 3.1 through 3.3 to the S-1
     Registration Statement.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: January 31, 1996             8x8, Inc.



                                   By: /s/ Sandra L. Abbott
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                                           Sandra L. Abbott
                                           Chief Financial Officer

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